UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  AUGUST 27, 2004
                                                      --------------------------

                             THE DIRECTV GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            0-26035                                    52-1106564
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    (Commission File Number)                  (IRS Employer Identification No.)


       2250 EAST IMPERIAL HIGHWAY
        EL SEGUNDO, CALIFORNIA                            90245
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 (Address of Principal Executive Offices)              (Zip Code)

                                 (310) 964-0808
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS.

               Following the approval of the U.S. Bankruptcy Court in Portland, Maine, on August 27, 2004, DIRECTV, Inc. ("DIRECTV"), an indirect wholly-owned subsidiary of DIRECTV Holdings LLC, completed the acquisition of the primary direct broadcast satellite assets of Pegasus Satellite Television, Inc. ("PST"), which includes the rights to all DIRECTV subscribers activated through PST. The aggregate purchase price was approximately $938 million, including a cash payment of approximately $875 million, subject to certain closing adjustments, pursuant to the Asset Purchase Agreement, dated as of July 30, 2004, among DIRECTV, PST and certain affiliated entities of PST (the "Asset Purchase Agreement"). The description of the acquisition is qualified in its entirety by reference to the terms of the Asset Purchase Agreement previously filed as an exhibit to the Current Report on Form 8-K of the registrant filed with the Commission on August 3, 2004.

                On August 27, 2004, The DIRECTV Group, Inc., the parent company of DIRECTV Holdings LLC, issued a Press Release announcing the completion of the transaction. A copy of the Press Release is attached hereto as Exhibit 99.1.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

10.1 Asset Purchase Agreement, dated as of July 30, 2004, by and among Pegasus Satellite Television, Inc., Golden Sky Systems, Inc., and each other entity listed as a "Seller" on the signature pages thereto, DIRECTV, Inc., and, solely for purposes of Section 12.12 thereof, The DIRECTV Group, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the registrant filed with the Commission on August 3, 2004).

99.1      Press Release dated August 27, 2004.



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
                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE DIRECTV GROUP, INC.


Date:    August 30, 2004            By:  /s/ Larry D. Hunter
                                        ----------------------------------------
                                          Name:    Larry D. Hunter
                                          Title:   Executive Vice President,
                                                   General Counsel and Secretary






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
                                  EXHIBIT INDEX

      EXHIBIT NO.                      DESCRIPTION

        10.1 Asset Purchase Agreement, dated as of July 30, 2004, by and among Pegasus Satellite Television, Inc., Golden Sky Systems, Inc., and each other entity listed as a "Seller" on the signature pages thereto, DIRECTV, Inc., and, solely for purposes of Section 12.12 thereof, The DIRECTV Group, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the registrant filed with the Commission on August 3, 2004).

        99.1        Press Release dated August 27, 2004.







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